SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K/A
                                 AMENDMENT NO. 1

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 31, 1996


                               STANLY CAPITAL CORP
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             (Exact name of Registrant as specified in its charter)




      North Carolina               33-58882                      56-1814206
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(State or other jurisdiction (Commission File No.) (IRS Employer Identification
      of incorporation)                                    number)



            167 North Second Street, Albemarle, North Carolina 28001
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                    (Address of principal executive offices)





Registrant's telephone number, including area code (704) 983-6181


                                 Not Applicable
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                 (Former address of principal executive offices)

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Item 4.  Changes in Registrant's certifying accountant.


Effective August 31, 1996, Stanly Capital Corp ("Registrant") dismissed its independent accountant, McGladrey & Pullen, LLP, Charlotte, North Carolina ("McGladrey"). At no time during the three prior years at which time McGladrey was the principal accountants for the Registrant did their opinions on the financial statements of the Registrant contain an adverse opinion or a disclaimer of opinion, nor were any of McGladrey's opinions qualified or modified as to uncertainty, audit scope or accounting principles. The board of directors reviewed the decision to terminate McGladrey which was delegated to the Executive Committee. At no time during the years that McGladrey served as the Registrant's certified public accountant including up to the date of dismissal (August 31, 1996) were there any disagreements between the Registrant and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure. The decision to dismiss McGladrey was made by Registrant after learning that certain personnel, including the managing partner for Registrant's account at McGladrey, would be leaving McGladrey, thereby causing a disruption in the orderly, timely and cooperative process necessary to accurately and efficiently perform the services necessary of an independent certified public accountant.

Effective the same date, Registrant appointed Dixon & Odom, LLP, High Point, North Carolina as the independent certified public accountants for the Registrant. Registrant has had no professional relationship with Dixon & Odom at any time in the past and has not consulted with Dixon & Odom prior to its appointment as to the application of accounting principles to any particular transaction or the type of audit opinion that might be rendered on the Registrant's financial statements.


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



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       STANLY CAPITAL CORP



                                       By: /s/ Roger L. Dick
                                           ____________________________________
                                           Roger L. Dick, President



Dated:  September 20, 1996



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



                                  EXHIBIT INDEX


EXHIBIT NUMBER                                         DESCRIPTION OF EXHIBIT

      16                                               Letter from McGladrey &
                                                       Pullen, LLP dated
                                                       August 31, 1996 received
                                                       pursuant to Item 304(a)
                                                       of Regulation S-K





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